UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2013

DC BRANDS INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-054031
(State or other jurisdiction of incorporation)	(Commission File No.)

9500 W. 49th Avenue, Suite D-106
Wheat Ridge, CO 80033
(Address of principal executive offices and Zip Code)

303-279-3800
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 801   Other Information

On February 27, 2013, DC Brands International, Inc. (the “Company”) received proposed terms from a creditor, as well as other creditors, to provide funding for the Company in the form of convertible debt.  Such funding would be used to continue the current operations of the Company and in connection with a restructuring of the Company.  The Company is continuing to offer its functional beverages to retail outlets and via the internet while it seeks to acquire additional operational assets.  In light of this development, the Company is not filing for the Chapter 7 bankruptcy protection disclosed in its Current Report on Form 8-K filed on February 13, 2013.

Effective March 1 the Company’s new business address will be 1685 S. Colorado Blvd. Unit S291, Denver, CO 80222.

The new phone number will be 720 281-7143.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DC BRANDS INTERNATIONAL, INC.

Date: February 28, 2013	By:	/s/ Robert H. Armstrong
Robert H. Armstrong
Chief Financial Officer